                                                    Exhibit 4(c)


                      [SPECIMEN COMMON STOCK CERTIFICATE]

                         DYNAMICS RESEARCH CORPORATION
        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

                                                               CUSIP 268057 10 6

NUMBER                                                               SHARES

DB-5000                                                         - - - - - - - -


THIS IS TO CERTIFY THAT _______________________________________  is the owner of

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
FULLY PAID AND NON-ASSESSABLE SHARES, OF THE $.10 PAR VALUE COMMON STOCK OF DYNAMICS RESEARCH CORPORATION (herein called the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Organization and the By-Laws of the Corporation, as amended from time to time (copies of which are on file with the Transfer Agent), to all of which the holder, by acceptance hereof, assents.
This Certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                      _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                                        President and Chief Executive Officer

[CORPORATE SEAL]
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                                 [Other Side]

    The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT -- ________________ Custodian _________________
                          (Cust)                     (Minor)
                     under Uniform Gifts to Minors
                     Act _______________________
                                 (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto

Please Insert Social Security or Other
    Identifying Number of Assignee
--------------------------------------

--------------------------------------


--------------------------------------------------------------------------------
 (Please Print or Typewrite Name and Address, including Zip Code as Assignee)

--------------------------------------------------------------------------------

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----------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ---------------------------------


              X
                ---------------------------------------------------------------
                NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.